                                                                   EXHIBIT 10.22



                             EMPLOYMENT AGREEMENT

     This Employment Agreement is made and entered into effective as of January 1, 1999 by and between Jutvision Corporation, a Delaware corporation with its principal offices at 124 University Avenue, Palo Alto, California 94301 (the "Company"), and Howard Field ("Employee").

     WHEREAS, the Company wishes to employ Employee as its Co-founder and Vice President for the period and upon the terms and conditions hereinafter set forth, and Employee desires to serve in such capacities upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

     1.  Term of Employment. Employee's employment under this Agreement shall
         ------------------
commence on January 1, 1999 (the "Effective Date") and shall continue until the close of business on December 31, 2000 subject to any extension as set forth herein or any earlier termination of Employee's employment as provided in
Section 6 hereof(the "Initial Term"). Upon the expiration of the Initial Term, and each subsequent term or extension thereof, this Agreement shall automatically be extended for an additional term of one (1) year, unless the Company or Employee shall have notified the other party hereto of its or his election to terminate this Agreement not later than ninety (90) days prior to the end of such subsequent term or extension thereof (the Initial Term, together with any extensions, until termination in accordance herewith, shall be referred to herein as the "Term of Employment"). If Employee's employment is terminated pursuant to Section 6 hereof, the Term of Employment shall expire as of the Termination Date (as defined in Section 6 hereof).

     2.  Duties and Activities. During the Term of Employment, Employee will
         ---------------------
faithfully perform those duties and responsibilities commensurate with his position as Co-founder and Vice President. Employee shall participate in business development and sales and shall perform such other responsibilities and duties as may be reasonably determined in the future by the Company's Board of Directors (the "Board") or Chief Executive Officer. Employee will devote his full working time and use his best efforts to advance the business and welfare of the Company in furtherance of the policies established by the Board. Employee shall report to officers on the Senior Vice President level, or such senior officers as the CEO may determine. During the Term of Employment, Employee shall not engage in any other employment activities for any direct or indirect remuneration without the concurrence of the Board, except that Employee may continue to devote reasonable time to the management of investments, participation in community and charitable affairs, and the activities as further set forth in Exhibit A hereto, so long as such activities do not interfere with
             ---------
his duties under this Agreement (as reasonably determined by the Board). Employee hereby agrees that, except as disclosed on Exhibit A hereto, during his
                                                    ---------
employment hereunder, he will not, directly or indirectly, engage (i) individually, (ii) as an officer, (iii) as a director, (iv) as an employee, (V) as a consultant, (vi) as an advisor, (vii) as an agent (whether a salesperson or otherwise), (viii) as a broker, or (ix) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than one percent (1%) interest in, any firm, corporation, partnership, mast, association, or other organization that is a Competitor (as defined in Section 8.1 hereof) of the Company (such engagement by Employee hereinafter referred to as a "Prohibited Engagement"). Except as may be shown on Exhibit A hereto, Employee hereby represents that he is not engaged in any of
---------
the foregoing capacities (i) through (ix) in any Prohibited Engagement.

     3.   Former Employers. Employee represents and warrants that his employment
          ----------------
by the Company will not conflict with and will not be constrained by any prior or current employment, consulting or other relationship. Employee represents and warrants that he does not possess confidential information arising out of any such employment, consulting or other relationship which, in Employee's best judgment, would be utilized in connection with his employment by the Company.

     4.   Compensation.
          -------------

          4.1  Base Salary. In consideration for Employee's services under this
               -----------
Agreement, Employee will be paid, during the Term of Employment, salary at an annual rate of $100,000, or at such other annual salary rate as determined by the Board or its Compensation Committee, but in any event at least equal to the annual salary rate in effect immediately preceding any change thereto. Employee's annual salary rate in effect from time to time is referred to herein as the "Base Salary." Employee's Base Salary shall be paid in periodic installments at such times as salaries are generally paid to other senior executives of the Company.

          4.2  Other Compensation. Employee's compensation by payments of Base
               ------------------
Salary shall not be deemed exclusive and shall not prevent Employee from participating in any other incentive compensation, profit sharing or benefit plan made available by the Company to its executive employees generally. The Base Salary payments hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay Employee's Base Salary.

          4.3  Stock Option Grant. As of the Effective Date and in connection
               ------------------
with the execution of this Agreement, the Company shall grant to Employee an incentive stock option (the "Option"), to the extent permitted by the applicable provisions of Section 422 of the Internal Revenue Code) to purchase 60,000 shares of the common stock of the Company pursuant to the Company's 1998 Employee, Director and Consultant Stock Plan at an exercise price of $0.50 per share. The Option will have a term of ten years. The Option will vest and become exercisable as to one-twenty-fourth of the shares at the end of each month after the Effective Date. The Option will be subject to such other terms as deemed appropriate by the Board or its Compensation Committee and set forth in the applicable option agreement. In the event of (i) a Change of Control (as defined in Section 6.1(e) hereof); (ii) the completion of an underwritten initial public offering by the Company; (iii) termination of employment for Good Reason (as defined in Section 6.1 (e) hereof); (iv) the termination of Employee without Cause (as defined in

Section 6.1(c) hereof); (v) the death of Employee; or (vi) the Permanent Disability of Employee (as defined in Section 6.1 (b) hereof), the Option will vest and become fully exercisable.

          4.4  Home Office. The Company shall pay Employee's expenses to
               -----------
establish and maintain, during the Term of Employment, a home office (including high speed Internet access), not to exceed $1,000 per year.

     5.   Benefits.
          --------

          5.1  Participation. During the Term of Employment, Employee shall be
               -------------
entitled to participate in all fringe benefit programs maintained by the Company and made available to its executive officers from time to time; provided, however, that during the Term of Employment and as otherwise provided herein the Company shall maintain for Employee (i) a life insurance policy with a minimum of a $500,000 death benefit; (ii) disability coverage comparable to that customarily provided to similarly situated senior executives; and (iii) health, vision, dental and prescription drug coverage, at no additional cost to Employee, comparable to that customarily provided to similarly situated senior executives. Any payments or benefits payable to Employee hereunder in respect of any calendar year during which Employee is employed by the Company for less than the entire year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such calendar year during which he is so employed. Employee will be furnished with an auto allowance of $750 per month to cover costs of leasing, maintenance, repair and insurance of an automobile. Employee will be entitled to four (4) weeks of paid vacation per year, which vacation time shall accrue in accordance with the Company's policies. Employee acknowledges that he shall have no vested rights under or to participate in any such program except as expressly provided under the terms hereof or thereof.

          5.2  Expenses. The Company will pay or reimburse Employee for such
               --------
reasonable travel, entertainment or other business expenses as he may incur on behalf of the Company during the Term of Employment in connection with the performance of his duties hereunder but only to the extent that such expenses were either specifically authorized by the Company or incurred in accordance with policies established by the Board for senior executives and provided that Employee shall furnish the Company with such evidence relating to such expenses as the Company may reasonably require to substantiate such expenses for tax purposes.

     6.   Termination of Employment.
          --------------------------

          6.1  Circumstances of Termination. Notwithstanding the terms set forth
               ----------------------------
in Section 1 hereof, Employee's employment shall terminate under any of the following circumstances and the date of such an occurrence, unless otherwise provided below, shall be Employee's "Termination Date":

               (a)  Death. Immediately, in the event of Employee's death.
                    -----

               (b)  Permanent Disability. At the option of the Company, if
                    --------------------
Employee becomes physically or mentally incapacitated or disabled so that (i) he is unable to perform for the Company substantially the same services as he performed prior to incurring such incapacity or disability or to devote his full working time or use his best efforts to advance the business and welfare of the Company or otherwise to perform his duties under this Agreement,
(ii) such condition exists for an aggregate of six (6) months in any twelve (12) consecutive calendar months, and (iii) such incapacity or disability is incapable of reasonable accommodations under applicable law, including but not limited to the Americans with Disabilities Act of 1990, as amended (a "Permanent Disability"). The Company, at its option and expense, is entitled to retain a physician reasonably acceptable to Employee to confirm the existence of such incapacity or disability, and the determination of such physician is binding upon the Company and Employee.

               (c)  Cause. At the option of the Company, if Employee:
                    -----

                    (i)    has been convicted of, or has pled guilty or nolo
                                                                        ----
contendere to, a felony; or
----------
                    (ii) has embezzled or misappropriated Company funds or property or that of the Company's customers, suppliers or affiliates; or

                    (iii)  has engaged in any Prohibited Engagement; or

                    (iv) has violated any material term of the Employment, Confidential Information and Invention Assignment Agreement (the
"Confidentiality Agreement") entered into with the Company; or

                    (v) has demonstrated gross negligence or willful misconduct in connection with the performance of Employee's duties hereunder;

provided, however, that with respect to subsections (iii), (iv) and (v) above, the Company's right to terminate Employee shall be conditioned on (A) the Company giving Employee written notice specifically referring to the pertinent subsection above and describing the specific circumstances and/or actions purportedly giving rise to the occurrence of such item; and (B) failure by Employee, within thirty (30) days after receipt of any such notice to cease the actions and/or reinstate or rectify the circumstances described in such notice to the reasonable satisfaction of the Board. With respect to these subsections, the Company shall have the right to place Employee on administrative leave pending investigation of the circumstance(s) or action(s) purportedly giving rise to the occurrence of such items.

               (d)  Without Cause. At the option of the Company at any time for
                    -------------
any reason other than those referred to above or for no reason at all whereupon the Company shall be obligated to make those payments set forth in Section 7 hereof.

               (e)  Resignation for Good Reason.
                    ----------------------------

                    (i)    Employee, at his option, may resign for "Good
Reason":

                           (1)  because the Company has materially reduced the
title, role or responsibilities of Employee; provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Co-founder and Vice President of the Company remains as such following a Change of Control but is not made the Co-founder and Vice President of the acquiring corporation) shall not constitute "Good Reason;"

                    (2) because the Company has reduced Employee's Base Salary from the level in effect immediately prior to such change, with the exception of a company-wide reduction of compensation due to economic considerations, provided that the foregoing shall not limit or derogate from the Company's obligations set forth in Section 4 above;

                    (3) because the Company has breached any material term of this Agreement other than as noted in subsections (1) and (2) above; or

                    (4) because the Company has relocated its principal place of business more than 35 miles from its current location.

              (ii) In the event that Employee terminates this Agreement for Good Reason, the Company shall become obligated to make those payments set forth in Section 7 hereof.

              (iii) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following:

                    (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company;

                    (2) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors (hereinafter referred to as a "Board Change"), provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for purposes of this provision, deemed an Incumbent Director,

                    (3) approval by the shareholders of the Company of any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the combined voting power of all the outstanding securities of the Company or surviving entity immediately following such merger or consolidation; or

                    (4) any "person," as such term is used in Section 13(d) of the 1934 Act (other than the Company, any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the 1934 Act or any successor provision) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the 1934 Act or any successor provision), directly or indirectly, of securities of the Company representing in the aggregate (A) in the event the Company is not subject to the reporting requirements of the 1934

Act and has not registered shares of a class of equity securities pursuant to
Section 12(g) or 12(b) of the 1934 Act, fifty percent (50%) or more, or (B) in the event the Company is a Reporting Company, twenty-five percent (25%) or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Board of Directors of the Company.

          6.2  Notice of Termination. Any intent to terminate employment by
               ---------------------
Employee pursuant to Section 6.1 (e) shall be communicated by written notice to the Company setting forth in detail the specific actions deemed to constitute Good Reason. If the Company does not respond within ten (10) days from such notice, the resignation shall be deemed effective. The Company may, within the ten (10) day period, correct such condition giving rise to Employee's notice or dispute Employee's claims by giving written notice of such dispute.

     7.   Payments Upon Termination of Employment.
          ----------------------------------------

          7.1  Payments. In addition to any rights Employee may have under
               --------
Section 4.3 on the Termination Date:

               (a) If the Company terminates Employee's employment for Cause or if Employee voluntarily terminates his employment without Good Reason, the Company's obligation to compensate Employee shall in all respects cease as of the Termination Date, except that the Company shall pay Employee the Base Salary accrued under Section 4.1, the value of accrued vacation time pursuant to
Section 5.1 hereof, and the reimbursable expenses incurred under Section 5.2 of this Agreement up to such Termination Date (the "Accrued Obligations");

               (b) If Employee's employment is terminated due to the death of Employee, the Company's obligation to compensate Employee shall in all respects cease as of the Termination Date, except that within thirty (30) days after the Termination Date, the Company shall pay Employee's estate or legal representative the Accrued Obligations;

               (c) If Employee's employment is terminated upon the Permanent Disability of Employee, the Company's obligation to compensate Employee with respect to Base Salary (as in effect on the Termination Date) shall continue for twelve (12) months following such termination. In addition, the Company shall pay Employee any Accrued Obligations; and

               (d) If Employee's employment is terminated by the Company pursuant to Section 6.1 (d), or by Employee pursuant to Section 6.1 (e) the Company's obligation to compensate Employee shall in all respects cease, except that within thirty (30) days after the Termination Date the Company shall pay Employee the Accrued Obligations and during the period ending on the expiration of the sixth month following the Termination Date the Company shall pay to Employee each month one-twelfth (l/12th) of the annual Base Salary of Employee in effect at the Termination Date. The Company shall be excused from its obligations to make the Continuation Payments if Employee breaches his obligations under this Agreement or the Confidentiality Agreement.

               Notwithstanding the foregoing, in the event such termination occurs within two (2) years of a Change in Control of the Company, the full amount of the Continuation Payments will be paid in a lump sum within ten (10) days of such Change in Control.

          7.2  Medical Benefits. If Employee's employment is terminated by the
               ----------------
Company pursuant to Section 6.l(d) or by Employee pursuant to Section 6.1 (e), the Company shall reimburse the Employee for the amount of his or her premium payment for group health coverage, if any, elected by the Employee pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"); provided, however, that (A) such reimbursement shall not exceed $750 per month, and (B) the Employee shall be solely responsible for all matters relating to his or her continuation of coverage pursuant to COBRA, including (without limitation) his or her election of such coverage and his or her timely payment of premiums; provided, further, that upon the earlier to occur of (C) the time that the Employee no longer constitutes a Qualified Beneficiary (as such term is defined in Section 4980B(g)(1) of the Internal Revenue Code of 1986, as amended) and (D) the date twelve (12) months following the Employee's termination, the Company's obligations to reimburse the Employee under this subsection (ii) shall cease.

          7.3  Effect on this Agreement. Any termination of Employee's
               ------------------------
employment and any expiration of the Term of Employment under this Agreement shall not affect the continuing operation and effect of this Section and Section 8 hereof, which shall continue in full force and effect with respect to the Company and Employee, and its and his heirs, successors and assigns.

               Nothing in Section 6 hereof shall be deemed to operate or shall operate as a release, settlement or discharge of any liability of Employee to the Company or others from any action or omission by Employee enumerated in
Section 6.1 (c) hereof as a possible basis for termination of Employee's employment for Cause.

          7.4  No Duty to Mitigate. Subject to the provisions of the
               -------------------
Confidentiality Agreement and Section 8 of this Agreement, Employee shall be free to accept such employment and engage in such business as Employee may desire following the termination of his employment hereunder, and no compensation received by Employee therefrom shall reduce or affect any payments required to be made by the Company hereunder except to the extent expressly provided herein or in the benefit plans of the Company.

     8.   Post-Employment Activities.
          --------------------------

          8.1  Conditional Nature of Severance Payments; Non-Competition.
               ---------------------------------------------------------
Employee acknowledges that the nature of the Company's business is such that if Employee were to become employed by, or substantially involved in, the business of a Competitor during the twelve (12) months following the termination of Employee's employment with the Company (the "Noncompete Period"), it would be very difficult for the Employee not to rely on or use the Company's trade secrets and confidential information. A "Competitor" is defined as any person or entity whether now existing or hereafter established which is primarily engaged in the business of producing and selling virtual tours. To avoid the inevitable disclosure of the Company's trade secrets and confidential information, Employee agrees and acknowledges that the Employee's right to receive the severance payments and other benefits set forth in Section 7 (to the extent the Employee is otherwise entitled to such payments) shall be conditioned upon (a) the Employee not directly or indirectly engaging in (whether as an employee, consultant, proprietor, partner, director or otherwise), nor having any ownership interest directly or indirectly of more than 1% in, or participating in the financing, operation, management or control of, a Competitor, and (b) the Employee continuing to observe, and not be in breach of, the Provisions of the Confidentiality Agreement. Upon any breach of this Section or the Confidentiality Agreement, all severance payments pursuant to Section 7 shall immediately cease.

          8.2   Exclusions. No provision of this Agreement shall be construed to
                ----------
preclude Employee from performing the same services which the Company hereby retains Employee to perform for any person or entity which is not a Competitor of the Company upon the expiration or termination of Employee's employment (or any post-employment consultation) so long as Employee does not thereby violate any term of the Confidentiality Agreement.

     9.   Remedies. Employee's obligations under the Confidentiality Agreement
          --------
and Section 8 of this Agreement shall survive the expiration or termination of Employee's employment (whether through Employee's resignation or otherwise) with the Company. Employee acknowledges that a remedy at law for any breach or threatened breach by Employee of the provisions of the Confidentiality Agreement or Section 8 would be inadequate and Employee therefore agrees that the Company shall be entitled to injunctive relief in any court of competent jurisdiction in the case of any such breach or threatened breach. Employee acknowledges that this Section does not limit the Company's right to seek monetary damages for breach of this Agreement.

     10.  Golden Parachute Excise Tax.
          ----------------------------

          10.1  Reimbursement. In the event that it shall be determined that any
                -------------
payment or other benefit by the Company to or for the benefit of Employee under this Agreement or otherwise, whether paid or payable, but determined without regard to any additional payments required under this Section (the "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the "Excise Tax"), then Employee shall be entitled to receive (i) an additional payment from the Company (the "Reimbursement Payment") sufficient to pay the Excise Tax, and (ii) an additional payment from the Company sufficient to pay the Excise Tax and federal and state income taxes arising from the payments made by the Company to Employee pursuant to this sentence.

          10.2  Determination. Unless the Company and Employee otherwise agree
                -------------
in writing, any determination required under this Section shall be made in writing by the Company's primary independent public accounting firm (the "Accountants"), whose determination shall be conclusive and binding upon Employee and the Company for all purposes. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and Employee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

     11.  Miscellaneous.
          --------------

          11.1  Key Man Life Insurance. Employee recognizes and acknowledges
                ----------------------
that the Company or its affiliates may seek and purchase one or more policies providing key man life insurance with respect to Employee, the proceeds of which would be payable to the Company or an affiliate. Employee hereby consents to the Company or its affiliates seeking and purchasing such insurance and will provide such information, undergo such medical examinations (at the Company's expense), execute such documents, and otherwise take any and all actions necessary or desirable in order for the Company or its affiliates to seek, purchase and maintain in full force and effect such policy or policies.

          11.2  Notice. All notices, requests, consents and other communications
                ------
hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

                If to the Company:  Jutvision Corporation
                                    124 University Avenue
                                    Palo Alto, CA 94301
                                    Attention: Leonard B. McCurdy

                If to Employee:     Howard Field
                                    525 Lytton Avenue
                                    Palo Alto, CA 94301

          11.3  Modification and No Waiver of Breach. No waiver or modification
                ------------------------------------
of this Agreement shall be binding unless it is in writing signed by the parties hereto. No waiver by a party of a breach hereof by the other party shall be deemed to constitute a waiver of a future breach, whether of a similar or dissimilar nature, except to the extent specifically provided in any written waiver under this Section.

          11.4  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA EXCLUDING ITS CONFLICT OF LAW PRINCIPLES. ALL QUESTIONS RELATING TO THE VALIDITY AND PERFORMANCE HEREOF AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          11.5  Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

          11.6  Captions. The captions used herein are for ease of reference
                --------
only and shall not define or limit the provisions hereof.

          11.7  Entire Agreement. This Agreement, any written agreement referred
                ----------------
to herein and the Exhibits hereto constitute the entire agreement between the parties hereto relating to the matters encompassed hereby and supersede any prior or contemporaneous written or oral agreements.

          11.8  Successors.
                -----------

                (a) Any successor to the Company (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and assets that executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

                (b) The terms of this Agreement and all rights of Employee hereunder shall insure to the benefit or, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, devisees and legatees.

          11.9  Arbitration. Any dispute, controversy, or claim arising out of,
                -----------
in connection with, or in relation to this Agreement and its exhibits, except as provided in Section 9 hereof, shall be settled by arbitration in California pursuant to the Commercial Rules then in effect of the American Arbitration Association and in no other place. Any award or determination shall be final, binding, and conclusive upon the parties, and a judgment rendered may be entered in any court having jurisdiction thereof. Employee and the Company knowingly waive any and all rights to a jury trial in any form. The parties hereby expressly waive punitive damages, and under no circumstances shall an award contain any amount that in any way reflects punitive damages. Each party shall bear its own expenses relating to the arbitration, unless otherwise determined in arbitration.

                It is intended that controversies or claims submitted to arbitration under this Section shall remain confidential, and to that end it is agreed by the parties that neither the facts disclosed in the arbitration, the issues arbitrated, nor the views or opinions of any persons concerning them, shall be disclosed to third persons at any time, except to the extent necessary to enforce an award or judgment or as required by law or in response to legal process or in connection with such arbitration. Nothing in this Section shall limit the Company's right to seek equitable remedies in any court of competent jurisdiction for breach of this Agreement.

          11.10 Independent Advice. Employee hereby acknowledges that he has
                ------------------
been advised of the opportunity available to him to seek and obtain advice of legal counsel and financial advisors of his own choosing prior to and in connection with Employee's execution of this Agreement. In addition Employee hereby affirms that he has either obtained such advice or knowingly and willingly decided to forego the opportunity to avail himself of such advice.

     IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the day and year first written above.

                                    JUTVISION CORPORATION

                                    By:
                                           ---------------------------
                                    Name:
                                           ---------------------------
                                    Title: Sr. Vice President
                                           ---------------------------


                                    /s/ Howard Field
                                    ---------------------------------

                                   EXHIBIT A

                                OTHER POSITIONS

                                   EXHIBIT B

                               PRIOR INVENTIONS

                                   EXHIBIT A
                                   ---------

                           LIST OF PRIOR INVENTIONS

                       AND ORIGINAL WORKS OF AUTHORSHIP



                                                 Identifying Number
              Title             Date             or Brief Description
              -----             ----             ---------------------



      x  No inventions or improvements
      --
      __ Additional Sheets Attached



                          Signature of Employee:  /s/ Howard Field
                                                  ----------------------
                          Print Name of Employee:   HOWARD FIELD
                                                  ----------------------

                          Date: 3/12/99
                                ----------------------------------------

DISCRIMINATION IN EMPLOYEE ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq;

              (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

     10. General Provisions.
         ------------------

         (a)  Governing Law; Consent to Personal Jurisdiction. This Agreement
              -----------------------------------------------
will be governed by the laws of the State of California. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

         (b)  Entire Agreement. This Agreement sets forth the entire agreement
              ----------------
and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         (c)  Severability. If one or more of the provisions in this Agreement
              ------------
is deemed void by law, then the remaining provisions will continue in full force and effect.

         (d)  Successors and Assigns. This Agreement will be binding upon my
              ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

Date:   3-12-99
        ---------------------
                                       /s/ Howard Field
                                       -----------------------------------
                                       Signature

                                       HOWARD FIELD
                                       -----------------------------------
                                       Name of Employee (typed or printed)




-----------------------------
Witness

                         ACTION BY WRITTEN CONSENT OF
                              THE STOCKHOLDERS OF
                             JUTVISION CORPORATION

     In accordance with the Delaware General Corporation Law and Section 2.10 of the Bylaws of Jutvision Corporation, a Delaware corporation (the "Company"), the undersigned, constituting the holders of all of the outstanding shares having not less than the total number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, hereby adopt the following resolution effective as of March 4, 1999:

                   Amendment of Certificate of Incorporation
                   -----------------------------------------

     RESOLVED:  That the stockholders of this corporation believe it is in their
     --------
     best interests and the best interests of the corporation to amend and restate the Certificate of Incorporation of the corporation to (i) create a new series of Preferred Stock, to be designated Series B Preferred Stock, consisting of 2,152,574 shares, (ii) establish the relative rights, preferences and privileges of the Series B Preferred Stock, and (iii) make certain other changes.

     RESOLVED FURTHER: That the Certificate of Incorporation of this corporation
     ----------------
     is amended and restated in its entirety to read as set forth in the Restated Certificate of Incorporation delivered to each stockholder with this written consent; provided, however, that the officers of this
                           --------  -------
     corporation are authorized to make such final changes to the Restated Certificate of Incorporation as they may deem necessary or advisable with the advice of counsel.

     This written consent may be executed in one or more counterparts, each of which shall be an original document, and all of which, taken together, shall constitute one instrument.


HOWARD FIELD

By:     /s/ Howard Field
        ----------------------------------------
        Signature

Name:   HOWARD FIELD
        ----------------------------------------
        (Print name of signer here)

Title (if applicable): Co Founder Vice President
                       -------------------------

                         ACTION BY WRITTEN CONSENT OF

                              THE STOCKHOLDERS OF

                             JUTVISION CORPORATION

     In accordance with the Delaware General Corporation Law and Section 2.10 of the Bylaws of Jutvision Corporation, a Delaware corporation (the "Company"), the undersigned, constituting the holders of all of the outstanding shares having not less than the total number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, hereby adopt the following resolution effective as of March 3, 1999:

               1998 Employee, Director and Consultant Stock Plan
               -------------------------------------------------

     RESOLVED: That the Company's 1998 Employee, Director and Consultant Stock
     --------
     Plan in the form delivered to the undersigned stockholder with this written consent is hereby ratified and approved and the original reservation by the board of directors of 800,000 shares of Common Stock for issuance thereunder is hereby ratified and approved; and

     RESOLVED FURTHER: That the reservation of an additional 1,403,638 shares of
     ----------------
     Common Stock for issuance under the 1998 Stock Plan approved by the board of directors as of February 2, 1999 is hereby ratified and approved.

     This written consent may be executed in one or more counterparts, each of which shall be an original document, and all of which, taken together, shall constitute one instrument.


     HOWARD FIELD

By:  /s/ Howard Field
     -----------------------------------------
          (Signature)

Name: HOWARD FIELD
     -----------------------------------------
     (Print name of signer here)

Title (if applicable): Co Founder Vice President
                       -------------------------

                                March 10, 1999

Jutvision Corporation
124 University Avenue
Palo Alto, CA 94301

     Re:  Agreement Not to Sell Following IPO
          -----------------------------------

Ladies and Gentlemen:

     Reference is made to the proposed offering of shares of Series B Preferred Stock of Jutvision Corporation, a Delaware corporation, to be made in connection with a Series B Preferred Stock financing of up to $12,500,000.00 involving certain venture capital funds and other investors.

     In consideration of the offer and sale of such Series B Preferred Stock by the Company and of other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned agrees, in connection with the Company's initial underwritten public offering of the Company's securities, not to, directly or indirectly, sell, offer to sell, grant any option for the sale of, grant a security interest in, or otherwise dispose of (the "Resale Restrictions"), any shares of Common Stock of the Company, or any other shares of capital stock of the Company convertible into or exchangeable for shares of such Common Stock, or any options, warrants or other rights to acquire shares of such Common Stock, or any interest in such shares or rights, beneficially owned or otherwise held by the undersigned as of the date hereof or hereafter acquired by the undersigned (other than those shares included in the registration referred to hereinafter, if any) (collectively, the "Shares") without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of up to 180 days from the effective date of such registration.

     Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any or all of the Shares either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares subject to the provisions hereof, and there shall be no further transfer of such Shares except in accordance with the terms hereof. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     In addition, notwithstanding the foregoing, if the undersigned is a partnership, the partnership may transfer any Shares to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer Shares by gift, will or intestate succession to his or her spouse or lineal descendants or ancestors; and if the undersigned is a corporation, the corporation may transfer Shares to any shareholder of such corporation and any shareholder who is an individual may transfer Shares by gift, will or intestate secession to his or her spouse or lineal descendants or ancestors; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of hereof, and there shall be no further transfer of such Shares except in accordance with the terms hereof.

                              Very truly yours,

                              Stockholder Name (as it appears on the share certificate):

                              HOWARD FIELD
                              ----------------------------------------

                              By:  /s/ Howard Field
                                   -----------------------------------
                                   Signature

                              Name:HOWARD FIELD
                                   -----------------------------------
                                   (Print name of signer here)

                              Title (if applicable): Vice President
                                                     -----------------